EXHIBIT 10.1

VCA Antech, Inc.
Senior Notes due 2010

Acknowledgment and Waiver

This Acknowledgment and Waiver (“Acknowledgment and Waiver”) is dated as of January 29, 2003.

Reference is hereby made to the VCA Antech, Inc. Senior Notes due 2010 (the “Holdings Notes”), issued pursuant to the Indenture (the “Holdings Indenture”), dated as of September 20, 2000, as amended on November 20, 2001 and January 7, 2003, by and between VCA Antech, Inc., a Delaware corporation (formerly known as Veterinary Centers of America, Inc.) (“Holdings”) and J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Bank and Trust Company, National Association), a national banking association organized under the federal laws of the United States, as trustee. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Holdings Indenture.

The undersigned, being all of the holders of the Holdings Notes acknowledge Holdings’ planned optional redemption of the entire aggregate principal amount of the outstanding Holdings Notes at a price of 110% of the aggregate principal amount thereof plus accrued and unpaid interest as of the date of the redemption, with the redemption to be effected on a pro rata basis among the outstanding Holdings Notes to be paid with a portion of the proceeds of the firm commitment underwritten secondary public offering of shares of Common Stock of the Company pursuant to that certain Registration Statement on Form S-3 (No. 333-102439) filed with the Commission on January 10, 2003, as amended (the “Secondary Offering”).

The undersigned also irrevocably waive any breach of the following provisions, solely to the extent resulting from the consummation of the optional redemption acknowledged above:

(i)	The time-period for the notice requirements and the minimum prepayment amount requirements of paragraph 5 of the Holdings Notes;

(ii)	the first sentence of paragraph 7 of the Holdings Notes; and

(iii)	the time-period for the notice requirements of section 3.03(a) of the Holdings Indenture.

Pursuant to Section 13 of the Purchase Agreement, Holdings shall pay all expenses incurred by the Purchasers (including, without limitation, the reasonable and documented fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Purchasers) in connection with this Acknowledgment and Waiver and any other agreements, instruments or documents executed pursuant to the transactions acknowledged herein, whether or not the same shall become effective.

This Acknowledgment and Waiver shall become effective upon and contingent on the consummation of the Secondary Offering.

IN WITNESS WHEREOF, the undersigned have signed this instrument as of the date first written above:

GS MEZZANINE PARTNERS II, L.P.

By:	GS Mezzanine Advisors II, L.L.C., its general partner

By:	/s/ JOHN E. BOWMAN
Name: John E. Bowman Title: Vice President

GS MEZZANINE PARTNERS II OFFSHORE, L.P.

By:	GS Mezzanine Advisors II, L.L.C. its general partner

By:	/s/ JOHN E. BOWMAN
Name: John E. Bowman Title: Vice President

TCW LEVERAGED INCOME TRUST, L.P.

By:	TCW Advisers (Bermuda), Ltd. as its General Partner

By:	/s/ JAMES M. HASSETT
Name: James M. Hassett Title: Managing Director

By:	TCW Investment Management Company as Investment Adviser

By:	/s/ JAMES C. SHEVLET, JR.
Name: James C. Shevlet, Jr. Title: Senior Vice President

TCW LEVERAGED INCOME TRUST II, L.P.

By:	TCW (LINC II), L.P. as its General Partner

By:	TCW Advisers (Bermuda), Ltd. its General Partner

By:	/s/ James M. Hassett
Name: James M. Hassett Title: Managing Director

By:	TCW Investment Management Company as Investment Adviser

By:	/s/ James C. Shevlet, Jr.
Name: James C. Shevlet, Jr. Title: Senior Vice President

TCW LEVERAGED INCOME TRUST IV, L.P.

By:	TCW Asset Management Company As its Investment Adviser

By:	/s/ JAMES M. HASSETT
Name: James M. Hassett Title: Managing Director

By:	TCW Asset Management Company As its Managing Member of TCW (LINC IV), L.L.C., the General Partner

By:	/s/ JAMES C. SHEVLET, JR.
Name: James C. Shevlet, Jr. Title: Senior Vice President

TCW/CRESCENT MEZZANINE PARTNERS II, L.P.

By:	TCW/Crescent Mezzanine II, L.P. its general partner or managing owner

By:	TCW/Crescent Mezzanine, L.L.C. its general partner

By:	/s/ JAMES C. SHEVLET, JR.
Name: James C. Shevlet, Jr. Title: Senior Vice President

TCW/CRESCENT MEZZANINE TRUST II

By:	TCW/Crescent Mezzanine II, L.P. its general partner or managing owner

By:	TCW/Crescent Mezzanine, L.L.C. its general partner

By:	/s/ JAMES C. SHEVLET, JR.
Name: James C. Shevlet, Jr. Title: Senior Vice President

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ MARK E. KISHLER
Name: Mark E. Kishler Title: Its Authorized Representative

Agreed to and accepted by:

VCA ANTECH, INC.

By:	/s/ TOMAS W. FULLER
Name: Tomas W. Fuller Title: Vice President

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

By:	/s/ JAMES NAGY
Name: James Nagy Title: Assistant Vice President